Selected Quarterly Financial Data	12 Months Ended
Feb. 02, 2013
Selected Quarterly Financial Data

NOTE 18—SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

Quarterly financial data for fiscal 2012 and fiscal 2011 are set forth below (in thousands, except share and per share amounts):

	Three Months Ended
Fiscal 2012	April 28, 2012	July 28, 2012	October 27, 2012	February 2, 2013
Net revenues	$217,914	$292,906	$284,171	$398,055
Gross profit	75,268	114,127	101,880	145,174
Net income (loss)	(3,728)	17,616	1,685	(28,362)

Weighted-average shares used in computing basic and diluted net income (loss) per share	1,000	1,000	1,000	35,692,064

Basic and diluted net income (loss) per share	$(3,728)	$17,616	$1,685	$(0.79)

	Three Months Ended
Fiscal 2011	April 30, 2011	July 30, 2011	October 29, 2011	January 28, 2012
Net revenues	$184,760	$235,623	$232,459	$305,242
Gross profit	63,184	91,246	84,393	117,526
Net income (loss)	(6,218)	7,582	(4,830)	24,054

Weighted-average shares used in computing basic and diluted net income (loss) per share	100	100	674	1,000

Basic and diluted net income (loss) per share	$(62,180)	$75,820	$(7,166)	$24,054

The three months ended February 2, 2013 includes (i) a $92.0 million non-cash compensation charge related to equity grants at the time of the Reorganization, (ii) a non-cash compensation charge of $23.1 million related to the performance-based vesting of certain shares granted to Mr. Alberini and Mr. Friedman, (iii) costs incurred in connection with the initial public offering, including a fee of $7.0 million to Catterton, Tower Three and Glenhill in accordance with the Company’s management services agreement, payments of $2.2 million to certain former executives and bonus payments to employees of $1.3 million and (iv) $3.3 million incurred as a result of increased tariff obligations of one of the Company’s foreign suppliers following the U.S. Department of Commerce’s review of the anti-dumping duty order on wooden bedroom furniture from China for the period from January 1, 2011 through December 31, 2011. In addition, as of the end of fiscal 2012, the Company’s U.S. operations had returned to a position of cumulative profits (adjusted for permanent differences) for the most recent three-year period. The Company concluded that this record of cumulative profitability in recent years, coupled with its business plan for profitability in future periods, provided assurance that the Company’s future tax benefits more likely than not would be realized. Accordingly, in the three months ended February 2, 2013, the Company released all of its U.S. valuation allowance of $57.2 million against net deferred tax assets.

The three months ended July 28, 2012 and October 27, 2012 include $2.0 million and $2.8 million, respectively, of legal and other professional fees incurred in connection with the investigation conducted by the special committee of the board of directors relating to Mr. Friedman and its subsequent remedial actions.

The three months ended October 29, 2011 includes a $6.4 million compensation charge related to the repayment of loans owed to Home Holdings by Mr. Friedman, through the reclassification by Home Holdings of Mr. Friedman’s Class A and Class A-1 ownership units into an equal number of Class A Prime and Class A-1 Prime ownership units.